Exhibit 10.11

The Leasing Agreement of Factory and Dormitory

Party A: Shenzhen Jingang Industry Co., Ltd.

Legal Representative:

Telephone:

Party B: Fenbo Plastic Products Factory (Shenzhen) Ltd.

Legal Representative:

Telephone:

Based on the principle of mutual benefit and common development, Party B lease the factory of Block C, PengZhou Industrial Park which owned by Party A. The following agreement has been reached and both parties will abide by it:

1. The location, area and purpose of the Factory and Dormitory

According to the development needs of Party B, Party A leases the factory which located in Block C of Pengzhou Industrial Park with a construction area of 12800 square meter and 75 dormitories to Party B. The purpose of the plant is only for an office, production and dormitory which operate by Party B.

2. Lease period

1. Party B leases the plant for 10 years, from July 16, 2014 to July 15, 2024. After the lease expires, Party B has the priority to renew the lease under the same terms.

3. Payment methods of rent and other fees

1. Party A shall charge Party B the rent of the factory at the rate of RMB 19.00 (¥19.00) per square meter per month (including rent, management fees, and sanitation fees) from July 16, 2014 to July 15, 2017, the monthly rent of the factory is RMB 243200.00 (¥243200.00). Thereafter, the rent will be increase at 10% of every three years.

2. Party A shall charge Party B the rent of the dormitory at the rate of RMB 620.00(¥620.00) per room per month (including rent, management fee, and sanitation fee) from July 16, 2014 to July 15, 2017, the monthly rent of the dormitory is RMB 46500.00 (¥46500.00). Thereafter, the rent will be increase at 10% of every three years.

3. The total monthly rent of the factory and dormitories: RMB 289700.00 (¥289,700.00). After that, the rent will be increase by 10% of every three years.

4. Party B must pay the monthly rent to Party A before the 10th day of each month. If Party B overdue by 1 day, Party A will charge Party B at 1% penalty of the total amount receivable per day, and Party A has the right to suspend the water and electricity supply to Party B, if the rent is overdue for more than 20 days, it will be deemed that Party B has breached the agreement, Party A has the right to terminate the agreement and take back the factory and the deposit will not be refunded

5. The total rental deposit for the factory and dormitory is two months’ rent of RMB 579400.00 (¥579,400.00), which Party B must pay within 3 days from the date of signing of this agreement. Thereafter, when the rent is increased by 10% every three years, Party B must pay the incremental deposit when paying the first month’s rent after the increment. If Party B breaches the agreement or early terminates the agreement during the agreement period, the deposit shall be forfeited by Party A. In case of special circumstances, both parties A and B shall negotiate and resolve them during the agreement period.

6. Party A provides water to Party B and the water fee will be charged by Party A. The water fee is charged at ¥6.00/cubic meter. It will be notified separately if the water supply company changes their prices. Ordinary receipts will be issued for the water fee collected.

7. Party A is responsible for issuing receipts of rental and other fees to Party B. If Party B needs to issue official receipts, Party B shall be responsible for paying all taxes and fees of the official receipts.

8. Party B shall pay the annual lease management tax in full in accordance with the relevant regulations of the house lease management office. In case of arrears, delayed payment, or failure to pay, Party A will have the right to terminate the agreement, order evacuation, and apply to the house management office for cessation of the lease. If any community or government department charges extra fees related to the house, Party B shall be responsible for all the fees.

9. Party B shall be fully responsible for all taxes and fees during the lease period

4. The delivery standard of the Factory

The delivery standard of Party A’s factory building: the factory building infrastructure and interior and exterior walls have been decorated, the main road in the factory area has been paved, and fire doors and fire hydrants have been installed on each floor of the factory building; two 2-tonnes elevators have been installed in the Block C. Fire pool and fire pumps are provided in the factory area.

5. The Responsibilities of Party A

1. Party A is responsible for providing the 1600KVA transformer to Party B, and all expenses (charged by the power supply company) incurred in the use of the transformer shall be paid by Party B;

2. Party A is responsible for appointing a factory manager to assist Party B in setting up the factory;

3. Party A provides two 2-tonnes elevators to Party B. Party B are responsible for maintenance, repair and other related expenses during the lease period. If the elevator breaks down, Party B must repair it when the agreement is terminated:

4. If Party B needs to handle business license and other related procedures, Party A shall provide relevant assistance;

5. Party A is responsible for the approval of fire department of the plant infrastructure. Party B is responsible for the approval of fire department if conducts secondary decoration according to their needs.

6. The Responsibilities of Party B

1. Party B agrees to pay the deposit and rent as stipulated in this agreement and is responsible for paying house rental taxes, etc.;

2. Party B agrees to pay RMB 3,000 per person per month of the factory manager which appointed by Party A:

3. Party B shall not sublease the leased factory building to a third party without written consent from party A. If Party A agrees in writing to approve party B sublease the factory building to a third party, Party B and the third party shall be jointly and severally liable to Party A.

4. Party B shall not damage the main structure of the premises, and shall not make unauthorized changes to the walls of the house or the power and water supply lines. Party B shall make compensation if there is any damage. Party B needs to obtain the written consent of Party A for the renovation of the interior of the premises, and is responsible for providing a written decoration plan to Party A for record. Party B shall be responsible for all house maintenance expenses incurred during the use of the house.

5. Party B has a grace period of 15 days for relocation when the lease expires, the rent shall be paid as usual during the grace period. After the grace period, Party B shall return the leased factory to Party A on time, and Party B shall relocate the relevant property to the factory. If Party B has returned the leased factory to Party A after the expiration of the lease, Party A has the right to deal with it; if Party B has not move out from the factory after the grace period expires, Party B shall pay 5 times of the rent as overdue occupancy fee until the date of Party B’s complete relocation.

6. Upon expiration of the lease, the moveable assets in the leased factory shall be owned by Party B, and the fixtures shall be owned by Party A. Party A shall not compensate Party B for operating losses, decoration losses, or any loss of fixed items and fixtures inputs.

7. Party A shall have priority to purchase the waste and old materials produced by Party B in the course of production and operation. Party B has a right to dispose if both parties cannot be agreed the purchase price.

7. Liability for breach of agreement:

1. Both parties shall not unilaterally terminate this agreement for any reason during the lease period, otherwise the breaching party shall compensate the other party for all economic losses caused by breach of the agreement, and the non-breaching party shall have the right to retain the relevant property of the breaching party.

2. Party A has the right to unilaterally terminate the agreement without refunding the deposit if Party B has one of the following situations:

(1) Party B uses the plant to engage in illegal activities;

(2) Changing the structure of the premises or the agreed purpose without authorization;

(3) Party B signs a sublease agreement with a third party without permission;

(4) Party B’s failure to implement safety management measures results in administrative penalties;

(5) Party B fails to pay the rent on time for more than 20 days.

3. Party B shall strictly abide by relevant laws and regulations on business administration, labor management, fire safety, sanitation, family planning, public security, taxation, etc., and Party B shall be responsible for relevant procedures and expenses in production and operation. Party B shall not be in arrears with workers’ wages during the production and operation period. Party B shall be responsible for any labor disputes arising there from. Party B shall be liable for compensation if Party A suffers any losses. Party B shall be responsible for all legal responsibilities and compensation costs for safety accidents that occur during the production and operation.

8. Others

1. If there are any matters not covered in this agreement, they can be supplemented after mutual negotiation. If a dispute arises during the period of the agreement, both parties shall resolve it through friendly negotiation, and if the negotiation fails, they may file a lawsuit in the court of The People’s Republic of China.

2. This agreement is in four sets; both parties are holding two sets which have the same legal validity.

3. This agreement will be effective on the day which signed and stamped by both parties.

Party A: Shenzhen Jingang Industry Co., Ltd.	Party B: Fenbo Plastic Products

Factory (Shenzhen) Ltd

Legal Representative:	Legal Representative:

.	Date:

The supplemental Leasing Agreement of Dormitory

Party A: Shenzhen Jingang Industry Co., Ltd.

Legal Representative:

Telephone:

Party B: Fenbo Plastic Products Factory (Shenzhen) Ltd.

Legal Representative:

Telephone:

Based on the principle of mutual benefit and common development, Party B lease the 2nd floor of Dormitory C (partial) of Block C, PengZhou Industrial Park which owned by Party A. The following supplemental agreement has been reached and both parties will abide by it:

1. The location, area and purpose of the house

According to the development needs of Party B, Party A leases the house which located in 2nd floor of Dormitory C (partial) of Block C of Pengzhou Industrial Park with a construction area of 800 square meters to Party B. The purpose of the house is only for staff function room which operate by Party B

2. Lease period

1. Party B leases the plant for 10 years, from October 1, 2014 to July 15, 2024. After the lease expires, Party B has the priority to renew the lease under the same terms.

3. Payment methods of rent and other fees

1. Party A shall charge Party B the rent of 2nd floor of Dormitory C (partial) at the rate of RMB 19.00 (¥19.00) per square meter per month (including rent, management fees, and sanitation fees) from October 1, 2014 to July 15, 2017, the monthly rent of the factory is RMB 15200.00 (¥15200.00). Thereafter, the rent will be increase at 10% of every three years (the increment of the term and rent are calculated according to the factory rental standard).

2. Party B must pay the monthly rent to Party A before the 10th day of each month. If Party B overdue by 1 day, Party A will charge Party B at 1% penalty of the total amount receivable per day, and Party A has the right to suspend the water and electricity supply to Party B, if the rent is overdue for more than 20 days, it will be deemed that Party B has breached the agreement, Party A has the right to terminate the agreement and take back the house and the deposit will not be refunded

3. The total rental deposit for 2nd floor of Dormitory C (partial) is two months’ rent of RMB 30400.00 (¥30400.00), which Party B must pay within 3 days from the date of signing of this agreement. Thereafter, when the rent is increased by 10% every three years, Party B must pay the incremental deposit when paying the first month’s rent after the increment. If Party B breaches the agreement or early terminates the agreement during the agreement period, the deposit shall be forfeited by Party A. In case of special circumstances, both parties A and B shall negotiate and resolve them during the agreement period.

4. Party A provides water to Party B and the water fee will be charged by Party A. The water fee is charged at ¥6.00/cubic meter. It will be notified separately if the water supply company changes their prices. Ordinary receipts will be issued for the water fee collected.

5. Party A is responsible for issuing receipts of rental and other fees to Party B. If Party B needs to issue official receipts, Party B shall be responsible for paying all taxes and fees of the official receipts.

6. Party B shall pay the annual lease management tax in full in accordance with the relevant regulations of the house lease management office. In case of arrears, delayed payment, or failure to pay, Party A will have the right to terminate the agreement, order evacuation, and apply to the house management office for cessation of the lease. If any community or government department charges extra fees related to the house, Party B shall be responsible for all the fees.

7. Party B shall be fully responsible for all taxes and fees during the lease period

4. The Responsibilities of Party B

1. Party B agrees to pay the deposit and rent as stipulated in this agreement and is responsible for paying house rental taxes, etc.;

2. Party B shall not sublease the leased house building to a third party without written consent from party A. If Party A agrees in writing to approve party B sublease the house building to a third party, Party B and the third party shall be jointly and severally liable to Party A.

3. Party B shall not damage the main structure of the premises, and shall not make unauthorized changes to the walls of the house or the power and water supply lines. Party B shall make compensation if there is any damage. Party B needs to obtain the written consent of Party A for the renovation of the interior of the premises, and is responsible for providing a written decoration plan to Party A for record. Party B shall be responsible for all house maintenance expenses incurred during the use of the house.

4. Party B has a grace period of 15 days for relocation when the lease expires, the rent shall be paid as usual during the grace period. After the grace period, Party B shall return the leased house to Party A on time, and Party B shall relocate the relevant property to the house. If Party B has returned the leased house to Party A after the expiration of the lease, Party A has the right to deal with it; if Party B has not move out from the house after the grace period expires, Party B shall pay 5 times of the rent as overdue occupancy fee until the date of Party B’s complete relocation.

5. Upon expiration of the lease, the moveable assets in the leased house shall be owned by Party B, and the fixtures shall be owned by Party A. Party A shall not compensate Party B for operating losses, decoration losses, or any loss of fixed items and fixtures inputs.

5. Liability for breach of agreement:

1. Both parties shall not unilaterally terminate this agreement for any reason during the lease period, otherwise the breaching party shall compensate the other party for all economic losses caused by breach of the agreement, and the non-breaching party shall have the right to retain the relevant property of the breaching party.

2. Party A has the right to unilaterally terminate the agreement without refunding the deposit if Party B has one of the following situations:

(1) Party B uses the plant to engage in illegal activities;

(2) Changing the structure of the premises or the agreed purpose without authorization;

(3) Party B signs a sublease agreement with a third party without permission;

(4) Party B’s failure to implement safety management measures results in administrative penalties;

(5) Party B fails to pay the rent on time for more than 20 days.

3. Party B shall strictly abide by relevant laws and regulations on business administration, labor management, fire safety, sanitation, family planning, public security, taxation, etc., and Party B shall be responsible for relevant procedures and expenses in production and operation. Party B shall not be in arrears with workers’ wages during the production and operation period. Party B shall be responsible for any labor disputes arising there from. Party B shall be liable for compensation if Party A suffers any losses. Party B shall be responsible for all legal responsibilities and compensation costs for safety accidents that occur during the production and operation.

6. Others

1. If there are any matters not covered in this agreement, they can be supplemented after mutual negotiation. If a dispute arises during the period of the agreement, both parties shall resolve it through friendly negotiation, and if the negotiation fails, they may file a lawsuit in the court of The People’s Republic of China.

2. This agreement is in four sets; both parties are holding two sets which have the same legal validity.

3. This agreement will be effective on the day which signed and stamped by both parties.

Party A: Shenzhen Jingang Industry Co., Ltd.	Party B: Fenbo Plastic Products

Factory (Shenzhen) Ltd

Legal Representative:	Legal Representative:

.	Date: